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                                                                    EXHIBIT 10.4
                                                                    ------------

                                  GENVEC, INC.

                           1998 DIRECTOR OPTION PLAN


     1.   Purposes of the Plan.  The purposes of this 1998 Director Option Plan
          --------------------
are to attract and retain the best available personnel for service as Outside Directors (as defined below) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be nonstatutory stock options.

     2.   Definitions.  As used herein, the following definitions shall apply:
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          (a) "Board" means the Board of Directors of the Company.
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          (b) "Code" means the Internal Revenue Code of 1986, as amended.
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          (c) "Common Stock" means the common stock of the Company.
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          (d) "Company" means GenVec, Inc., a Delaware corporation.
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          (e) "Director" means a member of the Board.
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          (f) "Employee" means any person, including officers and Directors,
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employed by the Company or any Parent or Subsidiary of the Company.  The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as
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amended.

          (h) "Fair Market Value" means, as of any date, the value of Common
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Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

              (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market
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trading day prior to the time of determination, as reported in The Wall Street
Journal or such other source as the Board deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          Notwithstanding the foregoing, with respect to any Options granted upon the effective date of the IPO, as set forth in Section 4 below, the Fair Market Value shall be the price as it appears in the final prospectus relating to the IPO.

          (i) "Inside Director" means a Director who is an Employee.
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          (j) "New Outside Director" means an Outside Director who joins the
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Board after March 31, 1998.

          (k) "Option" means a stock option granted pursuant to the Plan.
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          (l) "Optioned Stock" means the Common Stock subject to an Option.
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          (m) "Optionee"  means a Director who holds an Option.
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          (n) "Outside Director" means a Director who is not an Employee.
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          (o) "Parent" means a "parent corporation," whether now or hereafter
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existing, as defined in Section 424(e) of the Code.

          (p) "Plan" means this 1998 Director Option Plan.
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          (q) "Share" means a share of the Common Stock, as adjusted in
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accordance with Section 10 of the Plan.

          (r) "Subsidiary" means a "subsidiary corporation," whether now or
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hereafter existing, as defined in Section 424(f) of the code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 10 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 130,000 Shares of Common Stock/*/ (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

______________________

     /*/Such number, and all other share numbers in this Plan, reflect the 5.9 for 1 reverse stock split effected in May 1998.

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          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration and Grants of Options under the Plan.
          ---------------------------------------------------

          (a)  Procedure for Grants.  All grants of Options to Outside Directors
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under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

               (ii) Each New Outside Director shall be automatically granted an Option to purchase 10,000 Shares (the "First Option") on the later of (i) the effective date of the Company's initial public offering (the "IPO") or (ii) the date on which such person first becomes a New Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

               (iii) Each Outside Director shall be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") (1) commencing on the effective date of the IPO (provided that any New Outside Director as of the IPO shall not receive such 5,000 share grant on the IPO and shall instead receive the 10,000 share option grant referred to in (ii) above), and (2) thereafter, on the date of the Company's Annual Stockholder Meeting of each year, provided he or she is then an Outside Director, and, provided that as of such date, such Outside Director shall have served on the Board for at least the preceding six
(6) months.

               (iv)  Notwithstanding the provisions of subsections (ii) and
(iii) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

               (v) The terms of a First Option granted hereunder shall be as follows:

                     (A) the term of the First Option shall be ten (10) years.

                     (B) the First Option shall be exercisable only while the New Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                     (C) the exercise price per Share shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant of the First Option.

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                     (D) subject to Section 10 hereof, the First Option shall
become exercisable as to twenty-five percent (25%) of the Shares subject to the First Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

               (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                     (A) the term of the Subsequent Option shall be ten (10) years.

                     (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                     (C) the exercise price per Share shall be one hundred percent 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

                     (D) subject to Section 10 hereof, the Subsequent Option shall become exercisable as to twenty-five percent (25%) of the Shares subject to the Subsequent Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

               (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5.   Eligibility.  Options may be granted only to Outside Directors.  All
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Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     6.   Term of Plan.  The Plan shall become effective upon the effective date
          ------------
of the IPO. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

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     7.   Form of Consideration.  The consideration to be paid for the Shares to
          ---------------------
be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

     8.   Exercise of Option.
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          (a) Procedure for Exercise; Rights as a Stockholder. Any Option
              -----------------------------------------------
granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Continuous Status as a Director.  Subject to
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Section 10 hereof, in the event an Optionee's status as a Director terminates
(other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

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          (c) Disability of Optionee.  In the event Optionee's status as a
              ----------------------
Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.  In the event of an Optionee's death, the
              -----------------
Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9.   Non-Transferability of Options.  The Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10.  Adjustments Upon Changes in Capitalization and Change of Control.
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          (a)  Changes in Capitalization.
               -------------------------

               (i) In the event that the outstanding Shares are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like (not including the issuance of Common Stock on the conversion of other securities of the Company which are outstanding on the date of grant and which are convertible into Common Stock) or dividends payable in Shares, an equitable adjustment shall be made by the Committee in the aggregate number of shares available under the Plan and in the number of Shares and price per Share subject to outstanding Options. Unless the Committee makes other provisions for the equitable settlement of outstanding options, if the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of issuance of the stock under such corporate event be entitled to receive upon the exercise of his or her Option the same number and kind of shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the occurrence of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of shares covered by his or her Option.

               (ii) Any adjustment under this Section 10 in the number of Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted here-

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under. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

               (iii) The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

          (b)  Change of Control.  In the event of a Change of Control, Options
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granted pursuant to the Plan and held by Optionees who are members of the Board of Directors at the time of a Change of Control shall become immediately exercisable in full. In the event of a Change of Control as defined below, the Committee may take whatever action it deems necessary or desirable with respect to the Options outstanding, including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees.

          A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stock holders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will have at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation, or (iv) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or any person who does not conduct any active trade or business shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding shares of the Company's Common Stock, or (v) the date that fewer than a majority of the Board of Directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the effective date of this Plan, or (B) are elected, or nominated for election to the Board of Directors with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transaction described in subsections (i) to (iv) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

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     11.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may at any time amend,
              -------------------------
alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination.  Any such amendment or
              ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date determined in accordance with Section 4 hereof.

     13.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15.  Option Agreement.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

     16.  Stockholder Approval. The Plan shall be subject to approval by the
          --------------------
stockholders of the Company within twelve (12) months after the date the Plan is approved by the Board. Such

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stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

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